Note 10 - Loss Per Common Share	12 Months Ended
Dec. 31, 2020
Notes to Financial Statements
Earnings Per Share [Text Block]
10.	Loss Per Common Share:

All shares issued are included in the Company's common stock and have equal rights to vote and participate in dividends and in undistributed earnings.

The components of the calculation of basic and diluted earnings per share for the years ended December 2018, 2019 and 2020 are as follows:

	Year Ended December 31,
	2018	2019	2020
Income:
Net loss attributable to common shareholders	(11,134)	(30,989)	(28,780)

Earnings per share:
Weighted average common shares outstanding, basic and diluted	36,362	117,104	23,517,479
Loss per share, basic and diluted	(306.20)	(264.63)	(1.22)

For the years ended December 31, 2018, 2019 and 2020 no dilutive shares were included in the computation of diluted earnings per share because to do so would have been antidilutive for the period presented.